UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2007 (March 21, 2007)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 2.02	Results of Operations and Financial Condition.

On March 22, 2006, Newtek Business Services, Inc. issued a press release entitled “Newtek Business Services Earns .11 in Q4.” A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Newtek Business Services also posted a PowerPoint™ presentation dated March 22, 2007 on its website referenced in the press release entitled “Newtek Business Services Earns .11 in Q4.” A copy of the PowerPoint presentation is filed as Exhibit 99.2 to this Form 8-K.

ITEM 8.01	Other Events.

On March 21, 2007, Newtek Business Services published a press release entitled “Newtek Business Services Acquires Controlling interest in CDS.” A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

On March 21, 2007, Newtek Business Services published a press release entitled “Newtek Business Services Announces Key Addition to Finance Staff.” A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.

On March 21, 2007, Newtek Business Services published a press release entitled “Newtek Business Services To Hold Fourth Quarter Earnings Call March 22 At 4:15pm EST.” A copy of the press release is filed as Exhibit 99.3 to this Form 8-K.

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ITEM 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated March 22, 2007, entitled “Newtek Business Services Earns .11 in Q4.”

99.2	PowerPoint™ presentation dated March 22, 2007 entitled “2006 Annual Shareholder Conference Call.”
99.3	Press release dated March 21, 2007, entitled “Newtek Business Services Acquires Controlling Interest in CDS.”

99.4	Press release dated March 21, 2007, entitled “Newtek Business Services Announces Key Addition to Finance Staff.”

99.5	Press release dated March 21, 2007, entitled “Newtek Business Services To Hold Fourth Quarter Earnings Call March 22 At 4:15pm EST.”

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: March 26, 2007	/s/ Barry Sloane
Barry Sloane
Chairman of the Board, Chief Executive Officer, Secretary

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated March 22, 2007, entitled “Newtek Business Services Earns .11 in Q4.”

99.2	PowerPoint™ presentation dated March 22, 2007 entitled “2006 Annual Shareholder Conference Call.”
99.3	Press release dated March 21, 2007, entitled “Newtek Business Services Acquires Controlling Interest in CDS.”

99.4	Press release dated March 21, 2007, entitled “Newtek Business Services Announces Key Addition to Finance Staff.”

99.5	Press release dated March 21, 2007, entitled “Newtek Business Services To Hold Fourth Quarter Earnings Call March 22 At 4:15pm EST.”

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